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                                                                    EXHIBIT 10.4

                           NATIONAL DENTEX CORPORATION

                                 AMENDMENT NO. 1
                                       TO
                SUPPLEMENTAL LABORATORY EXECUTIVE RETIREMENT PLAN

This Amendment No. 1 to the National Dentex Corporation Supplemental Laboratory Executive Retirement Plan (as amended hereby, the "Plan") is dated as of the 17th day of January, 2006, is adopted by National Dentex Corporation, a Massachusetts corporation (the "Company"), and is binding upon the Company and the Participants. Capitalized terms used in this Amendment No. 1 and not defined herein shall have the respective meanings ascribed to them in the Plan.

     WHEREAS, the Plan was first effective as of January 1, 1996; and

     WHEREAS, the Company desires that the Plan continue to serve as an incentive for the Participants to continue their Service beyond the attainment of age 65, if the Company and such employees mutually agree to such continuation; and

     WHEREAS, the Company and the Participants now desire to amend certain provisions of the Plan in order to clarify the benefits payable under the Plan upon the death of a Participant who, with the consent of the Company, continues in Service after attaining age 65; and

     WHEREAS, Article XIV of the Plan provides that it may be amended by a written agreement signed by the Company and the Participants; and

     WHEREAS, as of the date hereof, the Board of Directors of the Company (the "Board"), upon the recommendation of the Compensation Committee of the Board, has approved and adopted this Amendment No. 1; and

     WHEREAS, each of the Participants has adopted this Amendment No. 1 by executing and delivering to the Company an adoption agreement in substantially the form attached as Exhibit A hereto.

     NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Plan is hereby amended as follows:

     1. AMENDMENT TO DEATH BENEFIT IN CASE OF DEFERRED RETIREMENT. Article IV of the Plan is deleted in its entirety and replaced by the following:

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     "If the Participant dies prior to termination of his Service to the Company and prior to the attainment of age 65, the Company will pay to his Beneficiary the amount provided in Section (5) of Article II. Should the Participant elect to defer retirement and continue to work after age 65, he shall have the option of continuing the pre-retirement death benefit provided for in Section (5) of Article II or electing to have his beneficiary receive, upon his death, the payments that would otherwise have been payable to the Participant after Retirement in accordance with Section
     (2) of Article II, payable in installments or a lump sum as elected by such Beneficiary in accordance with such Section (2). Upon his retirement only the payments in accordance with Section (2) of Article II, payable in installments or a lump sum as elected by such Beneficiary in accordance with Section (2) shall be applicable."

     2. REMAINDER OF PLAN UNAFFECTED. In all other respects, the provisions of the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, the Company has caused this Amendment No. 1 to the Plan to be signed its corporate name by its duly authorized officer.

                                        NATIONAL DENTEX CORPORATION


                                        By: /s/ David L. Brown
                                            ------------------------------------
                                        Name: David L. Brown
                                        Title: President & CEO


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                                                                       Exhibit A

                     ADOPTION AGREEMENT FOR AMENDMENT NO. 1

                         FOR USE BY PARTICIPANTS IN THE

                           NATIONAL DENTEX CORPORATION
                SUPPLEMENTAL LABORATORY EXECUTIVE RETIREMENT PLAN

     THE UNDERSIGNED, being a Participant under and as defined in the National Dentex Corporation Supplemental Laboratory Executive Retirement Plan (the "Plan"), hereby adopts and agrees to the terms and provisions of Amendment No. 1 to the Plan dated as of the 17th day of January, 2006, in the form to which this Adoption Agreement has been attached, and agrees that this Adoption Agreement shall serve as the undersigned's counterpart signature page to such Amendment No. 1.


                                        ----------------------------------------
                                        [Signature of Participant]

                                        ----------------------------------------
                                        [Print or Type Name]

           [Singed by last required Participant on December 8, 2006.]


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